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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):    February 28, 2000
                                                           ---------------------

                               Candela Corporation
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             (Exact name of Registrant as specified in its charter)

           DELAWARE                  0-14742              04-2477008
           --------                  -------              ----------
(State or other jurisdiction of  (Commission file      (I.R.S. Employer
incorporation or organization)       number)         Identification No.)


530 Boston Post Road, Wayland, MA                             01778
---------------------------------                             -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number including area code:  (508) 358-7400
                                                    --------------

                           No Change Since Last Report
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

The Registrant effected a three-for-two stock split in the form of a 50% stock dividend payable on February 28, 2000 to stockholders of record of the Registrant on January 28, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.


                  Not Applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CANDELA CORPORATION



                                       By: /s/ Gerard E. Puorro
                                           ----------------------------
                                           Gerard E. Puorro
                                           President and Chief Executive Officer



Dated: April 19, 2000